                                                                    EXHIBIT 10.1


                            INVESTOR RIGHTS AGREEMENT


         Investor Rights Agreement dated as of February ___, 2001 (this "Agreement"), among ILEX Oncology, Inc., a Delaware corporation ("ILEX" or the "Company"), and Valorous Trading PTE, Craig Bentzen, Jean-Charles Roguet, Mong Lan Nguyen and Eric Niesor (collectively, the "Stockholders" or, if singular, a "Stockholder").

                              PRELIMINARY STATEMENT

         The Company and the Stockholders are parties to a Share Purchase Agreement dated February ___, 2001 (the "Purchase Agreement"), pursuant to which the Stockholders are being issued ______ shares (the "Shares") of common stock, $0.01 par value ( "Common Stock") of the Company. The Company desires to grant certain registration rights to the Stockholders in connection with the issuance of such Shares. Therefore, in consideration of the mutual representations and agreements set forth in this Agreement and the Purchase Agreement, the Company and the Stockholders agree as follows:

                                    ARTICLE I
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         1.1 ILEX represents and warrants that it has provided to each Stockholder the definitive proxy statement filed with the Securities and Exchange Commission (the "SEC" or "Commission") in connection with the annual meeting of stockholders of ILEX held on May 25, 2000 and copies of ILEX's Annual Report on Form 10-K for the year ended December 31, 1999, ILEX's quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2000, and ILEX's current reports on Form 8-K dated February 24, March 7, September 15, November 1, and December 14, 2000, (such documents collectively referred to herein as the "SEC Documents"), each as filed with the Commission under the Securities Exchange Act of 1934, as amended (the "1934 Act"). ILEX has provided each Stockholder with the complete financial statements of ILEX for the fiscal years ended December 31, 1997, 1998 and 1999, respectively (the "Financial Statements"). ILEX has provided each Stockholder with a summary description of the terms of the Common Stock. ILEX has offered to make available to each Stockholder upon request at any time all exhibits filed by ILEX with the SEC as part of any of the reports filed therewith. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of ILEX included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, have been prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of ILEX and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (except in the case of interim period financial information for normal year-end adjustments).

                                   ARTICLE II
               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

         2.1      Each Stockholder represents and warrants that:

         (i) Such Stockholder recognizes and understands that the Shares to be issued to the Stockholders pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), the 1934 Act or under the securities laws of any nation or state (collectively, the "Securities Laws"). The Shares are not being so registered in reliance upon exemptions from the 1933 Act and the Securities Laws which are predicated, in part, on the representations, warranties and agreements of each Stockholder contained herein.

         (ii) Such Stockholder represents and warrants that (i) such Stockholder has business knowledge and experience, such experience being based on actual participation therein, (ii) such Stockholder is capable of evaluating the merits and risks of an investment in the Shares and the suitability thereof as an investment therefor, (iii) the Shares to be acquired by such Stockholder in connection with this Agreement will be acquired solely for investment and not with a view toward resale or redistribution in violation of the Securities Laws,
(iv) such Stockholder's residence and domicile is set forth on Annex 2.1 hereto,
(v) in connection with the transactions contemplated hereby, no assurances have been made concerning the future results of as to the value of the Shares and
(vi) each Stockholder is an "accredited investor" within the meaning of Regulation D promulgated by the SEC pursuant to the 1933 Act.

         (iii) Such Stockholder is aware of the limitations on the transfer or disposition of the Shares, that the Shares must be held indefinitely unless the transfer thereof is registered under the Securities Laws or an exemption from registration is available and that no exemption from registration is likely to become available for at least one year from the date of acquisition of the Shares. Such Stockholder has been advised as to the provisions of Rules 144 and 145 as promulgated by the SEC under the 1933 Act and has been advised of the applicable limitations thereof. Such Stockholder acknowledges that ILEX is relying upon the truth and accuracy of the representations and warranties in this Section 2.1 by such Stockholder in consummating the transactions contemplated by the Purchase Agreement without registering the Shares under the Securities Laws.

         (iv) Such Stockholder has been furnished with the SEC Documents and a summary description of the terms of the Shares, and ILEX has made available to each Stockholder the opportunity to ask questions and receive answers concerning the terms and conditions of the transactions contemplated by the Purchase Agreement and this Agreement and to obtain any additional information for the purpose of verifying the accuracy of information furnished to such Stockholder as set forth herein or for the purpose of considering the transactions contemplated hereby. ILEX has offered to make available to each Stockholder upon request at any time all exhibits filed by ILEX with the SEC as part of any of the reports filed therewith.

         (v) Each Stockholder agrees that, prior to the sale of any of the Shares pursuant to an effective registration statement under the 1933 Act as contemplated by Article III, the certificates representing such Stockholder's Shares to be acquired pursuant to the Purchase Agreement will be imprinted with the following legend, the terms of which are specifically agreed to:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

Such Stockholder understands and agrees that appropriate stop transfer notations will be placed in the records of ILEX and with its transfer agent in respect of the securities which are to be issued to such Stockholder pursuant to the Purchase Agreement. ILEX shall reissue promptly unlegended certificates and remove any stop-transfer instructions at the request of a Stockholder if (i) such Stockholder shall have obtained an opinion of counsel at such Stockholder's expense (which counsel may be counsel to ILEX) reasonably acceptable to ILEX to the effect that the subject Shares or a portion of the subject Shares may lawfully be transferred without registration, qualification or legend or (ii) such Shares are sold pursuant to an effective registration statement under the 1933 Act as contemplated by Article III.

         2.2 None of the representations, warranties or statements contained in this Agreement, the Purchase Agreement or in the Annexes thereto and hereto or in any of the other documents provided for in the Purchase Agreement contains any untrue statement of a material fact or omits to state any material fact necessary to make any of such representations, warranties or statements or information therein, in the light of the circumstances under which they were made, not misleading. Any liability for any breach of this Section 2.2 shall be limited to the same extent as provided in Article V of the Purchase Agreement.

                                   ARTICLE III
                               REGISTRATION RIGHTS

         3.1 Registration Rights. As soon after the date of the Closing of the transactions contemplated in the Purchase Agreement as is reasonably practicable, but no later than 60 days from such date, the Company will use its best efforts to file a registration statement on Form S-3 (or any successor to Form S-3) with the Commission and such applications or other filings as required under applicable state securities or blue sky laws sufficient to permit the public offering of the Shares to be made on a continuous basis pursuant to Rule 415 under the 1933 Act, and shall use its best efforts to cause such registration statement to be declared effective so that the Shares will be registered for the offering on such Form. Notwithstanding the foregoing, the Company shall not be obligated to effect a registration (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act; or (ii) if the Company shall furnish to the Stockholders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company the filing of a registration statement would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential and that is not then otherwise required to be disclosed, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 180 days from the date of such notice; provided, however, that the right not to effect a registration of the Shares pursuant to this Section 3.1(ii) shall not be exercised by the Company more than once.

         3.2 Registration Procedures and Expenses. As provided in Section 3.1 hereof, the Company shall, as expeditiously as is reasonably practicable, do each of the following:

                  (a) prepare and file with the SEC a registration statement with respect to the Shares and, subject to the limitations under Section 3.1 hereof, use its best efforts to cause such registration statement to become effective and remain effective for two years as provided herein;

                  (b) cooperate with the Stockholders and any underwriter who shall sell the Shares in connection with their review of the Company made in connection with such registration, and in the case of any underwritten offering of the Shares, enter into and perform its obligations under an indemnity agreement in usual and customary form;

                  (c) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier to occur of the sale of all of the Shares by the Stockholders or the second anniversary of the effectiveness of the registration statement, and to comply with the provisions of the 1933 Act and the 1934 Act, with respect to the disposition of all the Shares covered by such registration statement for such period;

                  (d) furnish to the Stockholders such number of copies of the prospectus forming a part of such registration statement (including each preliminary prospectus), in conformity with the requirements of the 1933 Act, and such other documents as the Stockholders may reasonably request in order to facilitate the disposition of the Shares;

                  (e) notify the Stockholders, at any time when the registration statement or any amendment thereto or any prospectus relating to the Shares is required to be delivered under the 1933 Act, of the happening of any event as a result of which such registration statement or prospectus forming a part of such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, as promptly as practicable prepare and file with the Commission, and furnish to the Stockholder a reasonable number of copies of, such supplement to or amendment of such registration statement or prospectus that may be necessary so that, as thereafter delivered to the purchasers of the Shares, such registration statement or prospectus shall not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (f) notify each Stockholder (i) when such registration statement, or any post-effective amendment to such registration statement, shall have become effective, or any amendment of or supplement to the prospectus used in connection therewith shall have been filed, (ii) of any request by the SEC to amend such registration statement or to amend or supplement such prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation or threatening of any proceedings for any of such purposes and (iv) of the suspension of the qualification of such securities for the offering or sale in any jurisdiction, or of the institution of any proceedings for any such purposes; and

                  (g) use its reasonable best efforts to obtain the lifting of any stop order that might be issued suspending the effectiveness of such registration statement or any order preventing or suspending the use of any preliminary prospectus.

         3.3 Agreement by each Stockholder. In the event that each Stockholder participates, pursuant to this Article 3, in the offering of the Shares, such Stockholder shall:

                  (a) furnish the Company all material information reasonably requested by the Company concerning the Stockholder and the proposed method of sale or other disposition of the Shares and such other information and undertakings as shall be reasonably required in connection with the preparation and filing of the registration statement covering the Shares in order to ensure full compliance with the 1933 Act and the rules and regulations of the SEC thereunder;

                  (b) make no further sales or other dispositions, or offers therefor, of the Shares under such registration statement if, during the effectiveness of such registration statement, the Company shall have notified such Stockholder that an intervening event has occurred which, in the opinion of counsel to the Company, makes the prospectus included in such registration statement no longer comply with the 1933 Act, until such time as each Stockholder has received from the Company copies of a new, amended or supplemented prospectus complying with the 1933 Act, which prospectus shall be delivered to the Stockholders by the Company as soon as practicable after the filing of such new, amended or supplemented prospectus.

         3.4 Allocation of Expenses. The Company shall pay the costs and expenses in connection therewith, including, without limitation, the reasonable attorneys' fees of one firm as counsel to the Stockholders; provided, however, that the Stockholders shall pay all underwriting discounts, selling commissions and stock transfer taxes attributable to the Shares under such registration statement.


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


         3.5      Indemnification.

                  (a) Upon the registration of any of the Shares under the 1933 Act pursuant to Article 3 hereof, each of the Stockholders registering and selling such shares, severally and not jointly, shall indemnify and hold harmless the Company, each director and officer of the Company, each underwriter, if any, and any person who controls the Company or such underwriter within the meaning of Section 5 of the 1933 Act, and the Company's accountants and legal counsel, against all expenses, claims, losses, damages and liabilities (or actions or proceedings in respect thereof) including any of the foregoing incurred in settlement of any commenced or threatened litigation, arising out of or based upon any untrue statement (or alleged untrue statement) of any material fact, or omission (or alleged omission) of any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading (a "Violation"), if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company or its underwriter by or on behalf of such Stockholder specifically for use therein, provided that the indemnity agreement contained in this Section 3.5(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or expense if such settlement is effected without the consent of the Stockholders, which consent shall not be unreasonably withheld, and provided further that in no event shall the amounts payable in indemnity by the Stockholders under this Section 3.5(a) exceed the net proceeds received by the Stockholders in the registered offering out of which such Violation arises.

                  (b) The Company will indemnify each Stockholder, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 5 of the 1933 Act, against all expenses, claims, losses, damages and liabilities (or actions or proceedings in respect thereof), including any of the foregoing incurred in settlement of any commenced or threatened litigation, arising out of or based upon any Violation, provided that the Company will not be liable to indemnify such Stockholder(s) or a underwriter in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of a Stockholder or a underwriter specifically for use therein, provided that the indemnity agreement contained in this Section 3.5(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or expense if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld.

                  (c) Each party entitled to indemnification under this Section
3.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). Without limiting the generality of the foregoing, the Indemnified Party may withhold its consent to any such counsel who also acts as counsel to the Indemnifying Party (with respect to such claim or otherwise) if the Indemnified Party reasonably believes that there exists a conflict of interest between the Indemnified Party and the Indemnifying Party, with respect to such claim or litigation. In such event, the Indemnifying Party shall bear the expense of another counsel who shall represent the Indemnified Party and any other persons or entities who have indemnification rights from the Indemnifying Party hereunder, with respect to such claim or litigation, and shall be selected as provided in the first sentence of this Section 3.5(c). The Indemnified Party may participate in such defense at such party's expense (except to the extent that the Indemnifying Party is required to pay the expense of such counsel pursuant to this Section 3.5(c), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure causes material harm to the Indemnifying Party's defense such claim or litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation.

                  (d) If the indemnification provided for in this Section 3.5(d) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by or on behalf of the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with an underwritten public offering of the Shares are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

                                   ARTICLE IV
                                  MISCELLANEOUS

         4.1 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Stockholders relating to the subject matter hereof, and no party shall be liable or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein.

         4.2 Lockup Agreement. Each Stockholder agrees that, without the prior written consent of the Company, he or it will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of (a) any of the Shares issued to him or it under the Purchase Agreement for a period of 90 days from the Closing Date (as defined in the Purchase Agreement); (b) more than 30 per cent of the Shares issued to him or it under the Purchase Agreement for a period of 180 days from the Closing Date; or (c) more than 70 per cent of the Shares issued to him or it under the Purchase Agreement for a period of 270 days from the Closing Date. Beginning on the date 270 days from the Closing Date, each Stockholder may sell or otherwise dispose of any Shares he or it holds, unless otherwise prohibited by the terms of this Agreement or applicable securities laws.

         4.3 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Except as expressly provided in this Agreement, nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         4.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without application of the choice of laws provisions of such laws.

         4.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         4.6 Headings. The headings used in this Agreement are for convenience and shall not by themselves be considered in construing or interpreting this Agreement.

         4.7 Notices. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon either (a) personal delivery; (b) one day after facsimile transmission to the facsimile number indicated below and evidenced by a written record of completed transmission to such number; (c) ten days after deposit in the United States mail, by registered or certified mail, postage prepaid, or three days after delivery via overnight delivery via a courier, addressed to the following address, or to such other address as the party may designate by ten (10) days' advance written notice to the other party:

         IF TO THE STOCKHOLDERS:

                  VALOROUS TRADING PTE

                  -------------------------------

                  -------------------------------
                  Attn:
                       --------------------------
                  Facsimile No:
                               ------------------

         WITH COPY TO:

                  -------------------------------

                  -------------------------------
                  Attn:
                       --------------------------
                  Facsimile No:
                               ------------------

                  CRAIG BENTZEN

                  -------------------------------

                  -------------------------------
                  Attn:
                       --------------------------
                  Facsimile No:
                               ------------------


         WITH COPY TO:

                  -------------------------------

                  -------------------------------
                  Attn:
                       --------------------------
                  Facsimile No:
                               ------------------

                  JAN-CHARLES ROGUET

                  -------------------------------

                  -------------------------------
                  Attn:
                       --------------------------
                  Facsimile No:
                               ------------------

         WITH COPY TO:

                  -------------------------------

                  -------------------------------
                  Attn:
                       --------------------------
                  Facsimile No:
                               ------------------

                  MONG LAN NGUYEN

                  -------------------------------

                  -------------------------------
                  Attn:
                       --------------------------
                  Facsimile No:
                               ------------------

         WITH COPY TO:

                  -------------------------------

                  -------------------------------
                  Attn:
                       --------------------------
                  Facsimile No:
                               ------------------

                  ERIC NIESOR

                  -------------------------------

                  -------------------------------
                  Attn:
                       --------------------------
                  Facsimile No:
                               ------------------

         WITH COPY TO:

                  -------------------------------

                  -------------------------------
                  Attn:
                       --------------------------
                  Facsimile No:
                               ------------------

         IF TO THE COMPANY:

                  ILEX ONCOLOGY, INC.
                  4545 Horizon Hill Blvd.
                  San Antonio, Texas 78229
                  Attn:  Ronald G. Tefteller
                  Facsimile No: (210) 949-8390

         WITH COPY TO:

                  FULBRIGHT & JAWORSKI L.L.P.
                  300 Convent Street, Suite 2200
                  San Antonio, Texas 78205
                  Attn:  Phillip M. Renfro
                  Facsimile No. (210) 270-7205

         4.8 Survival of Warranties. The warranties, representations and covenants of the parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof by or on behalf of the Stockholders; provided, however, that such representations and warranties need only be accurate as of the date of such execution and delivery and as of the Closing.

         4.9 Amendments and Waivers. Except as expressly provided in this Agreement, any provision of this Agreement may be amended only by the mutual written agreement of the parties and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only in a written document executed by the waiving party.


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


         4.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.




         [The remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

                                     ILEX ONCOLOGY, INC.



                                     By:
                                        ---------------------------------------
                                              Richard L. Love
                                              President


                                     STOCKHOLDERS:

                                     VALOROUS TRADING PTE


                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


                                     ------------------------------------------
                                     Craig Bentzen


                                     ------------------------------------------
                                     Jean-Charles Roguet


                                     ------------------------------------------
                                     Mong Lan Nguyen


                                     ------------------------------------------
                                     Eric Niesor


                                      S-1